Exhibit 23.3

TRACI J. ANDERSON, CPA
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                                                            14026 Cinnabar Place
                                                          Huntersville, NC 28078
                                                            Cell: (704) 904-0062
                                                          Office: (704) 948-6934


September 26, 2005

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to use in this Form SB-2 of our report dated January 11, 2005 relating to the financial statements of Padova (dba Execute Sports) for the years ended December 31, 2003.


                                                   Traci J. Anderson
                                                   Certified Public Accountant